UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2013
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

This Amendment No. 1 on Form 8-K/A to Ireland Inc.’s (the “Company”) Current Report on Form 8-K dated November 26, 2013 (the “Original Filing”) and filed with the United States Securities and Exchange Commission on November 29, 2013, is being filed to correct a typographical error in the Extended Expiry Date of the Expiring Warrants.

Other than the correction noted above, the information contained in the Original Filing remains unchanged.

ITEM 8.01 OTHER EVENTS.

Extension of 2007, 2009 and 2010 Private Placement Warrants and Consultant Warrants

On November 26, 2013, the Board of Directors of Ireland Inc. (the “Company”) unanimously approved an extension of the expiry date for warrants issued under the Company’s 2007, 2009 and 2010 private placements, and certain additional warrants issued to consultants for services in 2009 and 2010 (collectively, the “Expiring Warrants”). The expiry dates for the Expiring Warrants were extended from November 30, 2013 to January 15, 2014 as follows:

	Maximum No. of	Exercise
	Shares Issuable on	Price per	Previous	Extended
Expiring Warrants	Exercise	Share	Expiry Date	Expiry Date
2007 Private Placement Warrants	10,160,650	$0.75	November 30, 2013	January 15, 2014
2009 Private Placement Warrants	6,894,677	$0.75	November 30, 2013	January 15, 2014
2010 Private Placement Warrants	5,517,500	$0.75	November 30, 2013	January 15, 2014
2009 Consultant Warrants	200,000	$0.55	November 30, 2013	January 15, 2014
2010 Consultant Warrants	3,800,000	$0.75	November 30, 2013	January 15, 2014

Directors and officers of the Company beneficially own Expiring Warrants as follows:

(a)

Douglas D.G. Birnie, Chief Executive Officer, President and Director, beneficially owns 2007 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock and 2009 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock.

(b)	Mark H. Brennan, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 70,000 shares of common stock.

(c)

Steven A. Klein, Director, directly owns 2009 Private Placement Warrants exercisable for a maximum of 75,000 shares of common stock and 2010 Private Placement Warrants exercisable for a maximum of 50,000 shares of common stock. In addition, as trustee for a trust, Mr. Klein exercises voting and investment power over 2009 Private Placement Warrants exercisable for a maximum of 300,000 shares of common stock and 2010 Private Placement Warrants exercisable for a maximum of 100,000 shares of common stock. Mr. Klein disclaims any pecuniary interest in the warrants over which he exercises voting and investment power as trustee for the trust.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: December 2, 2013	By:	/s/ Douglas D.G. Birnie
Name: Douglas D.G. Birnie
Title: CEO and President